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                           STI CLASSIC VARIABLE TRUST

                           INVESTMENT GRADE BOND FUND
                               MID-CAP EQUITY FUND

                         SUPPLEMENT DATED AUGUST 2, 2006
                       TO THE PROSPECTUS DATED MAY 1, 2006

        o  MID-CAP EQUITY FUND

The following information replaces certain information in the "Investment Strategy" section of the Fund's Prospectus:

As of August 1, 2006 the Mid-Cap Equity Fund invests, under normal circumstances, at least 80% of its net assets in common stocks and other U.S. traded equity securities of mid-cap companies. U.S. traded equity securities may include listed American Depositary Receipts. The Adviser considers mid-cap companies to be companies with market capitalizations similar to those of companies in the Russell MidCap(R) Index. As of July 3, 2006, the market capitalization range of companies in the Russell MidCap(R) Index was between approximately $1.59 billion and $16.44 billion.

        o  INVESTMENT GRADE BOND FUND

The following information supplements certain information in the "Investment Strategy" section of the Fund's Prospectus:

The Investment Grade Bond Fund may invest up to 20% of its net assets in below investment grade, high yield debt obligations, including emerging market debt and floating rate loans.

The following paragraph replaces the last two sentences in the "Investment Strategy" section of the Fund's Prospectus:

In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as futures, options and swaps, including credit default swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The Fund may count the value of certain derivatives with investment grade fixed income characteristics towards its policy to invest, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities.

The following information is added to the "What are the principal risks of investing in this Fund?" section of the Fund's Prospectus:

Below investment grade securities (sometimes referred to as "junk bonds") involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.

The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Fund to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Fund may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

Because the Fund invests in derivatives, it is exposed to additional volatility and potential losses. Credit default swaps can increase the Fund's exposure to credit risk and could result in losses if the Adviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. The use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income rates.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.